                                                                   EXHIBIT 10.28


   ***Confidential treatment has been requested as to certain portions of this agreement. Such omitted confidential information has been designated by an asterisk and has been filed separately with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended, and the Commission's rules and regulations promulgated under the Freedom of Information Act, pursuant to a request for confidential treatment.***

                                       A

                               Sysco Corporation


                         Master Distribution Agreement

                                      For

                         Red Robin International, Inc.



                                                                    May 16, 2001

                               Table of Contents


1.      Appointment of Distributor

2.      Customer Service Provided by SYSCO
        2.1     Account Executive
        2.2     Item List
        2.3     Policies and Procedures

3.      Delivery Service Provided by SYSCO

4.      Information Services Provided by SYSCO
        4.1     Usage Reports
        4.2     Direct Order Entry
        4.3     Supporting Software
        4.4     Third Party Providers

5.      Pricing
        5.1     Definition of Cost
        5.2     Merchandising Services
        5.3     Sell Price
        5.4     Customer Contract Pricing
        5.5     Substitutions
        5.6     Adjustment in Margins for Unanticipated Problems

6.      Supplier Agreements - Administration and Handling
        6.1     Supplier Detail Form
        6.2     Equivalent SYSCO Branded Product
        6.3     Effectiveness of Additional Supplier Agreements
        6.4     Administrative Maintenance of Supplier Agreements
        6.5 Specifically Inventoried Proprietary Product - Effectiveness of Pricing Changes

7.      Price Verification

8.      Proprietary and Special Order Products
        8.1     Definition of Special Order Products
        8.2     Definition of Proprietary Products
        8.3     Stocking of Proprietary Products
        8.4     Proprietary Product and Special Order Products Requirements
        8.5 Customer Responsibility for Proprietary Products and Special Order Products

9.      Credit
        9.1     Net Terms
        9.2     Set Off
        9.3     Service Charge; Collection Fees
        9.4     Applications
        9.5     Financial Information
        9.6     Delivery Stoppage

10.     Term

11.     Termination

12.     Arbitration and Waiver of Jury Trial Right
        12.1    Arbitration
        12.2    Waiver of Jury Trial Right

13.     Perishable Agricultural Commodities

14.     Miscellaneous
        14.1    Assignment
        14.2    Entire Agreement
        14.3    Amendments
        14.4    Notices
        14.5    Donations

                          MASTER DISTRIBUTION AGREEMENT

     Master Distribution Agreement (this "Agreement"), dated May 16, 2001, between SYSCO CORPORATION for itself and on behalf of those of its operating subsidiaries and/or divisions listed in Schedule 1 (collectively, "SYSCO") and Red Robin International, Inc. and each entity that owns or operates any of the establishments listed as Customer Locations on Schedule 1.

                                   Background
                                   ----------

A. SYSCO performs regional and national marketing, freight management, consolidated warehousing, quality assurance and performance-based product marketing for suppliers of products to the foodservice distribution industry;

B. SYSCO performs purchasing, marketing, warehousing, quality assurance, product research and development, transportation and distribution services for foodservice customers directly and through its operating subsidiaries and divisions (collectively, "Operating Companies" and individually, "Operating Company"); and

C. Customer owns, operates, is a franchiser of, and/or acts as a group purchasing organization for the establishments listed in Schedule 1 (the "Customer Locations").

D. Customer desires to contract with SYSCO as its primary distributor for foodservice products (i.e., supplying 80% or more of such products) to all of its participating Customer Locations and SYSCO desires to perform these services.

     In consideration of the mutual obligations set forth below, the parties agree as follows:

1.   Appointment of Distributor
     --------------------------

     Customer appoints SYSCO to serve as its primary distributor to the Customer Locations of foodservice products within the product categories described in
Schedule 2 ("Products"). By appointing SYSCO its "primary distributor" Customer agrees that each participating Customer Location will purchase not less than 80% of the dollar volume of such Customer Location's purchase requirements of Products in each Product category.

     Products will include SYSCO(R) brand, national brand and other products stocked by SYSCO. SYSCO(R) brand products include all products under trademarks or tradenames owned by SYSCO as well as products under trademarks available exclusively to SYSCO(R) in foodservice distribution channels.

2.   Customer Service Provided by SYSCO
     ----------------------------------

     2.1  Account Executive - SYSCO will assign an account executive and/or a
          -----------------
customer service representative to service Customer's account. The account executive and/or customer service representative will maintain contact with Customer Locations, on a mutually agreed basis, to review service requirements.

     2.2  Item List - SYSCO, with assistance from Customer, will prepare order
          ---------
guides to be used by the Customer when placing orders which will be provided on Red Robin's fiscal monthly calendar for items priced monthly and on a weekly basis for items priced weekly. SYSCO will provide order guides in hard copy format or electronically if the Customer utilizes a SYSCO direct order entry system, at Customer's option.

     2.3  Policies and Procedures - A policies and procedures guide has been
          -----------------------
provided by SYSCO to all Customer Locations. Resonable notice will be given to Customer Locations when policies and procedures are changed by SYSCO. Credits, pickups and other requests for service will be initiated by local Customer Locations personnel according to the guide.

3.   Delivery Service Provided by SYSCO
     ----------------------------------

     Each Operating Company will establish a delivery schedule for each Customer Location within its market area taking into consideration Customer needs and preferences and will use reasonable, good faith efforts to make on-time deliveries.

4.   Information Services Provided By SYSCO
     --------------------------------------

     4.1  Usage Reports - SYSCO can provide Customer usage data selected from
          -------------
SYSCO's standard report or flat file options. Standard data is made available either on hard copy or electronically. The electronic options include EDI ANSI X.12, bulletin board, tape or diskette. Should it become necessary to develop customized reports in lieu of or in addition to the standard SYSCO reports, SYSCO will use reasonable efforts to provide such reports. Customer agrees to pay for any additional costs incurred by SYSCO for the development of any customized reports.

     4.2  Direct Order Entry - If Customer desires electronic order entry, SYSCO
          ------------------
will provide either Customer Companion software or an Internet order entry application utilizing a browser. Either option will enable the Customer Locations to directly place orders electronically with the servicing Operating Company. Any participating Customer Locations must provide, at their own cost, compatible hardware, Internet and network connections in order to utilize the above software or browser application.

     4.3  Supporting Software - SYSCO has available supporting software modules
          -------------------
that interface with the eSYSCO Order Entry System. This supporting software offers menu planning and inventory management system and can be purchased through SYSCO for a nominal fee.

     4.4  Third Party Providers - Upon the Customer's written request, SYSCO
          ---------------------
will provide to an agent representing a Customer for the purpose of information analysis, order placement or processing, or supplier rebate application (a "Third Party Provider") purchasing information that is normally made available to the Customer, subject to the below listed conditions: The information will only be made available in one of SYSCO's standard electronic formats or utilizing EDI ANSI X.12 standards. All information sent by SYSCO to an authorized Third Party Provider is for the sole use of the Customer. Selling, utilizing, or disclosing such information to anyone other than the Customer is prohibited. Prior to providing any such information to any such Third Party Provider, SYSCO requires a Confidentially Agreement be in place with both the Customer and the Third Party Provider prior to transmission of data to a third party. In the event SYSCO incurs additional costs as a result of Third Party Provider requirements, such costs will be charged to either the Customer or the Third Party Provider.

5.   Pricing
     -------

     5.1  Definition of Cost - The price to Customer for all Products sold under
          ------------------
this Agreement (the "Sell Price") will be calculated on the basis of Cost. Except for contract pricing noted in 5.4, "Cost" is defined as the cost of the Product as shown on the invoice to the delivering Operating Company, plus applicable freight. The invoice used to determine Cost will be the invoice issued to the delivering Operating Company by the supplier or by the Merchandising Services Department of SYSCO Corporation. Cost is not reduced by cash discounts for prompt payment available to SYSCO or the Operating Companies.

     Applicable freight, in those cases where the invoice cost to the delivering Operating Company is not a delivered cost, means a reasonable freight charge to transport a Product from the Supplier (as defined below) to the Operating Company. Freight charges may include common or contract carrier charges imposed by the Product Supplier or a carrier, or charges billed by Alfmark, SYSCO's freight management service. Applicable freight for any Product will not exceed the rate charged by nationally recognized carriers operating between the same points, for the same quantity of product, and the same type of freight service.

     5.2  Merchandising Services - SYSCO performs value-added services for
          ----------------------
suppliers of SYSCO(R)brand and other products (a "Supplier") over and above procurement activities typically provided. These value-added services include regional and national marketing, freight management, consolidated warehousing, distribution, quality assurance and performance-based product marketing. SYSCO may recover the costs of providing these services and may also be compensated for these services and considers this compensation to be earned income. Receipt of such cost recovery or earned income does not reduce Cost and does not diminish SYSCO's commitment to provide competitive prices to its customers.

     5.3  Sell Price
          ----------

     (a)  Calculation of Sell Price - The Sell Price of each Product sold under
          -------------------------
this Agreement will equal the Cost of such Product divided by 100% minus the percentage margin on sell specified in Schedule 2 for such Product category, less promotional allowances reflected on invoices to the delivering Operating Company which will be passed along as a temporary reduction in the Sell Price for the term of the promotion.

     For Example, a Product with a Cost of $25.00 per case, a margin on sell of 10% and a promotional allowance on the face of the invoice of $.50 per case will have a Sell Price calculated as follows:

     Calculate base price from margin      $25.00    =    $25.00     =   $27.78
                                         ----------     -----------
                                         (100%-10%)         90%
     Less promotional allowance
     shown the invoice                                                     (.50)
                                                                         ------
                                         Sell Price                      $27.28
                                                                         ======

     (b) Duration of Sell Price - Costs for all Products are recalculated with the following frequencies:

          1) Time of sale pricing - price sensitive products with volatile fluctuations in pricing (i.e. produce and fresh seafood);

          2) Weekly pricing - commodity products which reflect declines and advances in Cost on a regular basis, as determined by SYSCO (i.e. most protein products) - will be in effect for seven consecutive days;

          3) Monthly pricing - fairly stable pricing for extended periods (i.e. most canned products) - will be in effect to coincide with Red Robin's fiscal monthly calendar.

Variances can occur to the Customer's invoiced price due to starting and ending dates of Supplier Agreements, as detailed in Section 6 hereof (and the timing of when "Cost" is determined).

     (c)  Time of Sell Price Calculation - The following schedule will be used
          ------------------------------
to determine when the sell price is calculated:

          1)   Time of Sale Pricing - day of invoicing;

          2)   Weekly Pricing - Thursday of the prior week;

          3) Monthly Pricing - Seven days prior to the start of Red Robin's fiscal monthly calendar.

     (d)  Effective Date of Sell Price - Weekly pricing will be for 7
          ----------------------------
consecutive days to be determined by the Operating Company. Monthly pricing will coincide with Red Robin's monthly fiscal calendar.

     5.4  Customer Contract Pricing - In the event the Customer negotiates
          -------------------------
contract pricing directly with a Supplier, such contract cost with such Supplier will be used to calculate the Customer's Sell Price, regardless of SYSCO's Cost.

     5.5  Substitutions - Should a substitution be necessary, the delivering
          -------------
Operating Company will ship a comparable product at a Sell Price calculated using the same methodology and margin percentage as on the original Product ordered.

     5.6  Adjustment in Margins for Unanticipated Problems - If the operating
          ------------------------------------------------
costs of SYSCO or any particular Operating Company are increased as a direct result of a significant regional or national economic problem, including but not limited to fuel cost increases and power shortages, SYSCO may, with prior consent of the Customer, add a surcharge to the Customer's invoice to compensate for such increased costs.

6.   Supplier Agreements - Administration and Handling
     -------------------------------------------------

     6.1 Customer will provide SYSCO with written evidence of the existence of any contractual agreements it has with any Supplier for the purchase of Products ("Supplier Agreements"), utilizing the SYSCO Supplier Detail Form (Schedule 3). Supplier Agreements include agreements for which the Supplier and Customer have agreed on off-invoice allowances for Customer ("Supplier Off-Invoice Allowances") or the guaranteed cost Supplier will charge distributor for Product to be resold to Customer ("Supplier Guaranteed Distributor Cost"). SYSCO will use the Supplier Guaranteed Distributor Cost (of which it has been notified appropriately) as the Cost of such Product when calculating its Sell Price, notwithstanding that the Cost of such Product to SYSCO otherwise varies. SYSCO will provide for a Supplier Off-Invoice Allowance for a Product by deducting such allowance value after the Sell Price of such Product is calculated in accordance with Section 5.3.

     6.2  Equivalent SYSCO Branded Product. In the event Supplier is an
          --------------------------------
authorized supplier of SYSCO branded Product which is the equivalent of any Products covered by a Supplier Agreement (the "Equivalent SYSCO Product"), SYSCO may provide such Equivalent SYSCO Product to Customer under the terms of such Supplier Agreement provided that (i) Customer has approved SYSCO branded Product for purchase, (ii) Supplier agrees that such Supplier Agreement terms can be applied to the equivalent SYSCO branded Product; and (iii) such equivalent SYSCO branded Product is stocked by an Operating Company servicing any Customer Location.

     6.3  Effectiveness of Additional Supplier Agreements. For any Supplier
          -----------------------------------------------
Agreements which are either (i) not listed on Schedule 3 or (ii) the terms of which change from what is listed on Schedule 3 ("New Supplier Agreements"), SYSCO must be notified in writing 21 days prior to the Customer's fiscal monthly calendar in which it should become effective. Furthermore, in the event any documentation regarding the specifics of any New Supplier Agreement is incomplete, while SYSCO will make every reasonable effort to secure such necessary documentation to implement the terms and provisions of such New Supplier Agreement, if such additional documentation is not received 21 days prior to the Customer's fiscal monthly calendar, the effectiveness of the pricing and allowance terms thereof shall be delayed until the following fiscal calendar month, following receipt of such documentation.

     6.4  Administrative Maintenance of Supplier Agreements. Customer agrees
          -------------------------------------------------
that SYSCO is not responsible for inaccuracies, errors or omissions made by Supplier in connection with the billing of the pricing and allowances under the Supplier Agreements and that Customer's sole and exclusive remedy for any such inaccuracies, errors or omissions shall be directly with Supplier. (For example:
If the terms and provisions of a New Supplier Agreement are received by January 20th with direction to be effective as of February 1st, the effective dates of such pricing allowances will be March 1st and Customer will look only to Supplier to resolve any issues with respect to such pricing and/or allowances not being effective as of February 1st.)

     6.5  Specifically Inventoried Proprietary Product - Effectiveness of
          --------------------------------------------
Pricing Changes. For Proprietary Products which are specifically inventoried for Customer pursuant to the terms of a Supplier Agreement, Customer agrees that any changes in the Supplier Guaranteed Distributor Cost will not be effective until such time as SYSCO revalues its inventory of such Proprietary Product in accordance with its normal and customary inventory valuation procedures, unless Supplier allows SYSCO to bill back Supplier for such pricing and allowance modifications on its existing inventory at the time of such changes, in which event the pricing to Customer shall change upon the effective date of the New Supplier Agreement.

7.   Price Verification
     ------------------

     Customer will be allowed one (1) annual price verification at each delivering Operating Company for purchases made under this Agreement. The price verification will consist of reviewing computer reports documenting SYSCO's calculation of the Customer's invoice price and verification of the participating SYSCO Operating Company's delivered Cost. If requested, applicable Supplier invoices and accompanying freight invoices will also be made available. Price verification adjustments, if applicable, will be made utilizing the net of undercharges and overcharges to the Customer. The price verification process is subject to the following:

     a.   Customer must request a price verification in writing at least twenty
          (20) business days prior to the suggested date of the price verification. This request must identify the thirty (30) items to be price verified and the period covered;

     b. The date and time of price verification must be to the mutual agreement of both parties;

     c. The price verification will be made at the delivering Operating Company's location;

     d. Support for the price verification may not be removed from the delivering Operating Company location;

     e. The period for which pricing is to be verified will not begin more than twelve (12) months prior to the date of the price verification, and will cover only one pricing period.

     Due to the extensive time and complexity associated with price verification, SYSCO will not permit computer generated price matching or electronic audits by or on behalf of Customers or any Third Party Provider to be used in lieu of the above price verification procedure.

8.   Proprietary and Special Order Products
     --------------------------------------

     8.1  Definition of Special Order Products - Special Order Products are
          ------------------------------------
defined as products not inventoried by the SYSCO Operating Company whereby the Customer requests the Operating Company to purchase said products on the Customer's behalf.

     8.2  Definition of Proprietary Products - Proprietary Products are
          ----------------------------------
defined as products bearing the customers name or logo or products with a unique formulation which are restricted for sale to one Customer, or national branded products that would otherwise not be inventoried except for the requirements of the Customer. Products that are produced for SYSCO under the Sysco Brand will be considered Proprietary Products when the Customer designates the product must be procured from specific suppliers.

Due to the highly perishable nature of fresh produce, SYSCO will not honor proprietary status on any fresh produce item.

     8.3  Stocking of Proprietary Products - SYSCO Operating companies will
          --------------------------------
stock product deemed necessary by the Customer to conduct their business successfully. However, Customer completely understands that sufficient movement is required to store proprietary items. Customer also agrees to take responsibility for depleting excessive proprietary inventory as well as any proprietary items with no movement in a timely basis.

SYSCO Operating companies will stock 21 days of inventory on all proprietary items.

     8.4  Proprietary Product and Special Order Products Requirements -
          -----------------------------------------------------------
Proprietary Products and Special Order Products for the Customer must meet the following requirements:

          a) Suppliers of Proprietary Products and Special Order Products must provide SYSCO with SYSCO's required indemnity agreement and insurance coverage;

          b) Proprietary Products and Special Order Products must have a valid UPC number assigned and a scanable UPC bar code on each sellable unit;

          c) SYSCO utilizes several third party warehouses throughout the nation for the purpose of efficiently redistributing products ("Redistribution Warehouses"). Any Products placed into the Redistribution Warehouses must be inventoried on a consigned basis by either the Supplier or the Customer.

     8.5  Customer Responsibility for Proprietary Products and Special Order
          ------------------------------------------------------------------
Products
--------
          a) Hold Harmless - In the event any supplier of Proprietary Products or Special Order Products does not provide SYSCO's required indemnity, Customer will defend, indemnify and hold harmless SYSCO and its employees, officers and directors from all actions, claims and proceedings, and any judgments, damages and expenses resulting therefrom, brought by any person or entity for injury, illness and/or death or for damage to property in either case arising out of the delivery, sale, resale, use or consumption of any such Proprietary Product or Special Order Product, except to the extent such claims are caused by the negligence of SYSCO, its agents or employees.

          b) Minimal Movement Requirements - In the event SYSCO, at the request
             -----------------------------
of the Customer, inventories Proprietary Products or Special Order Products (including without limitation, Products featured by Customer for a limited time period) at either any Operating Companies or at any Redistribution Warehouse, and there is no Product movement within 30 days of delivery to such location, Customer agrees to cause such Products to be repurchased and if desired, take possession of all such Product within 14 days following written notification from SYSCO. Products repurchased will be at SYSCO's Cost plus a reasonable transfer and warehouse handling charge not to exceed 10% of the Products Cost.

          c) Food Safety and Ground Beef - Food safety is of paramount
             ---------------------------
importance to SYSCO, Customer and the ultimate consumer. To that end, SYSCO has developed a set of stringent standards for the production and packaging of ground beef (the "SYSCO Ground Beef Safety Standards"). In order to adequately protect SYSCO and Customer from potential food safety issues relating to the production and packaging of ground beef and the ultimate consumer, SYSCO shall not be obligated to utilize any Supplier of ground beef which does not meet the SYSCO Ground Beef Safety Standards, a copy of which has been previously provided to Customer, whether or not the ground beef supplied by such supplier has been designated by Customer as a Proprietary Product or Special Order Product.

          d) Termination - In the event of termination or expiration of this
             -----------
Agreement, Customer will purchase, or cause a third party to purchase, all remaining Proprietary Products and Special Order Products in SYSCO's inventory at SYSCO's Cost plus a reasonable transfer and warehouse handling charge not to exceed 10% of the Cost of such Proprietary Products or Special Order Products. In such an event, Customer will purchase or cause to be purchased all perishable Proprietary Products and Special Order Products within seven (7) days of the termination of this Agreement and all frozen and dry Proprietary Products and Special Order Products within fifteen (15) days of the termination of this Agreement, and Customer hereby guarantees payment for such Product purchased by a designated third party.

9.   Credit
     ------

     9.1  Net Terms - Payment is due within 28 days from the date of the
          ---------
invoice.

     SYSCO reserves the right to modify payment terms for Customer or any company or entity which purchases Products under this Agreement as a franchisee or member of a group purchasing organization, in SYSCO's sole judgement, if any such entity's financial condition materially deteriorates or SYSCO becomes aware of circumstances that may materially and adversely impact such entity's ability to meet its financial obligations when due.

     SYSCO will give Customer a (30) day written notice of a material default with thirty (30) days to cure within such thirty (30) day period.

     Franchisee Customers which are franchisees or members of group purchasing organizations will normally be offered the standard credit terms offered hereunder. However, at the sole discretion of the servicing SYSCO Operating Company and based on the credit worthiness of the individual Customer Location (or the entity which owns or operates such Customer Location), terms other than that stated in this Agreement may be applied.

     9.2  Set Off - SYSCO's rights of set off and recoupment are recognized by
          -------
Customer and preserved in all respects.

     9.3  Service Charge; Collection Fees - If invoices are not paid when due, a
          -------------------------------
service charge will be assessed to Customer, up to the maximum amount permitted by law. Unpaid invoice balances and service charges due to SYSCO will be deducted from any credits due to Customer. Customer shall pay all costs and expenses (including reasonable attorney's fees) SYSCO incurs in enforcing its rights under this Agreement including, without limitation, its right to payment for Product sold to Customer.

     9.4  Applications - Customer (and each Customer franchisee and member of
          ------------
Customer's group purchasing organization) will complete, execute and deliver a new account form to SYSCO before this Agreement becomes binding upon SYSCO.

     9.5  Financial Information - The continuing creditworthiness of Customer is
          ---------------------
of central importance to SYSCO. In order to enable SYSCO to monitor Customer's financial condition and if requested by SYSCO, Customer will supply quarterly and annual financial statements to SYSCO consisting of an income statement, balance sheet and statement of cash flow. SYSCO may request such further financial information from Customer from time to time, sufficient, in SYSCO's judgment, to enable SYSCO to accurately assess Customer's financial condition.

     9.6  Delivery Stoppage - In the event Customer, or any company or entity
          -----------------
which purchases Products under this Agreement as a Customer franchisee or a member of Customer's group purchasing organization, fails to make payment when due, SYSCO or any participating Operating Company to which such payment is due may immediately cease shipment of any Products to Customer or other participating entity until the outstanding receivable balance is fully within terms.

10.  Term
     ----

     The term of this Agreement will begin on May 21, 2001, and will end at 5:00 p.m. Houston time on June 30, 2004.

11.  Termination
     -----------

     This Agreement may be terminated prior to its ending date for the following:

     (a) By either party for failure of the other party to comply with any material provision of this Agreement within sixty (60) days of such party's receipt of written notice describing said failure;

     (b) By SYSCO immediately upon written notice to Customer if Customer's financial position deteriorates materially, determined by SYSCO in its sole judgment; or SYSCO becomes aware of any circumstances that, in SYSCO's sole judgement, materially impacts Customer's ability to meet its financial obligation when due;

     (c) By SYSCO with respect to any Customer franchisee or a member of Customer's group purchasing organization, immediately upon written notice to such entity if its financial position deteriorates materially, determined by SYSCO in its sole judgment; or SYSCO becomes aware of any circumstances that, in SYSCO's sole judgment, materially impacts such entity's ability to meet its financial obligations when due;

     (d) By SYSCO, if Customer (or any Customer franchisee or member of Customer's group purchasing organization) fails to meet its stated operational representations set out in Schedule 5. The margin schedule submitted is based on the Customer's operational representations concerning its service needs as stated in Schedule 2 including, but not limited to its anticipated purchase volumes, drop sizes, Product mix, location of Customer Locations, number of deliveries, information services/technology requirements, and number of Proprietary Products and Special Order Products as well as Customer's compliance with the payment and other obligations specified in this Agreement. If SYSCO determines at any time or times after ninety (90) days from the date of this Agreement that Customer (or any Customer franchisee or member of Customer's group purchasing organization) requires service which varies materially from the levels contemplated in Customer's representations made to SYSCO in negotiating this Agreement, SYSCO reserves the right to request an increase on the margin specified. SYSCO shall give written notice to Customer (or any Customer franchisee or member of Customer's group purchasing organization) of the proposed increase in the margin. If the parties are unable to agree on such an increase within 30 days after the date of the notice of such increase and Customer's (or any Customer franchisee or member of Customer's group purchasing organization) service requirements and/or contract compliance continues to vary from that contemplated or required by this Agreement, SYSCO may terminate this Agreement on thirty (30) days written notice to Customer (or any Customer franchisee or member of Customer's group purchasing organization).

     Upon termination, Customer (or any Customer franchisee or member of Customer's group purchasing organization) agrees to fully comply with all of its obligations under this Agreement, including, without limitation to pay all invoices at the earlier of 1) the time they are due or 2) two weeks from the date of the last shipment to a Customer Location.

12.  Arbitration and Waiver of Jury Trial Right
     ------------------------------------------

     12.1 Arbitration - All actions, disputes, claims or controversy of any kind
          -----------
now existing or hereafter arising between the parties to this Agreement, including, but not limited to any action, dispute, claim or controversy arising out of this Agreement or the delivery by SYSCO of any Products to Customer (a "Dispute") shall be resolved by binding arbitration in Houston, in accordance with the Commercial Arbitration Rules of the American Arbitration Association and, to the maximum extent applicable, the Federal Arbitration Act. Arbitrations shall be conducted before one arbitrator mutually agreeable to Customer and SYSCO. If the parties cannot agree on an arbitrator within thirty (30) days after the request for an arbitration, then each party will select an arbitrator and the two arbitrators will select upon a third. Judgment of any award rendered by an arbitrator may be entered in any court having jurisdiction. All fees of the arbitrator and other costs and expenses of the arbitration shall be paid by SYSCO and Customer equally unless otherwise awarded by the arbitrator; provided, however, that the non-prevailing party in an arbitration shall pay all reasonable attorneys' fees and expenses incurred by the prevailing party in connection with the Dispute and the arbitration.

     12.2 Waiver of Jury Trial Right - Customer affirmatively waives its right
          --------------------------
to jury trial with respect to any disputes, claims or controversies of any kind whatsoever; Customer having submitted to arbitration any of such disputes, claims or controversies as set out above.

13.  Perishable Agricultural Commodities
     -----------------------------------

     This Agreement may cover sales of "perishable agricultural commodities" as those terms are defined by federal law. Generally, all fresh and frozen fruits and vegetables which have not been processed beyond cutting, combining, and/or steam blanching are considered perishable agricultural commodities as are oil blanched french fried potato products. All perishable agricultural commodities sold under this Agreement are sold subject to the statutory trust authorized by
Section 5(c) of the Perishable Agricultural Commodities Act, 1930 (7 U.S.C. 499e(c)). The seller of these commodities retains a trust claim over these commodities and all inventories of food or other products derived from these commodities until full payment is received.

14.  Miscellaneous
     -------------

     14.1 Assignment - Neither party may assign this Agreement without the prior
          ----------
written consent of the other party provided that SYSCO may utilize its Operating Companies to perform as indicated in this Agreement. Subject to this limitation, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties.

     14.2 Entire Agreement - The parties expressly acknowledge that this
          ----------------
Agreement contains the entire agreement of the parties with respect to the relationship specified in this Agreement and supersedes any prior arrangements or understandings between the parties with respect to such relationship.

     14.3 Amendments - This Agreement may only be amended by a written document
          ----------
signed by each of the parties.

     14.4 Notices - Any written notice called for in this Agreement may be given
          -------
by personal delivery, certified mail, overnight delivery service or confirmed facsimile transmission. Notices given by personal delivery will be effective on delivery; by overnight service on the next business day; by first class mail five business days after mailing; and by facsimile when an answer back confirming receipt by the recipient's facsimile machine is received. The address of each party is set forth below.

     14.5 Donations - Due to the extreme competitiveness of this contract, SYSCO
          ---------
will be unable to offer donations in either free goods, cash, or use of SYSCO owned equipment.

     Executed as of the date set forth at the beginning of this Agreement.

                                            SYSCO CORPORATION

20701 East Currier Road                     By: /s/ DEBBIE MARTIN
Walnut, CA  91789                              ---------------------------------
Attention: Debbie Martin,                       Debbie Martin
Regional V.P., Multi-Unit Sales                 Regional Vice President,
Telephone:      (909) 598-7883                  Multi Unit Sales
Facsimile:      (909) 594-0565
                                            Date:_______________________________
Copy to:
-------

SYSCO Corporation
1390 Enclave Parkway
Houston, Texas 77077-2099
Attention:      Operations Review
Telephone:      (281) 584-1390
Facsimile:      (281) 584-1744

                                            RED ROBIN INTERNATIONAL, INC.


5575 DTC Parkway, #110                      By: /s/ RAY MASTERS
Englewood, CO  80111                           ---------------------------------
Attention:      Ray Masters                     Ray Masters
Telephone:      (303) 846-6029                  Vice President, Purchasing
Facsimile:      (303) 846-6044
                                            Date:  5-22-01
                                                 -------------------------------

                          MASTER DISTRIBUTION AGREEMENT

                                 Schedule Index


Schedule 1 Operating Companies and Participating Customer Locations as of Contract Date

Schedule 2     Customer Margins

Schedule 3     SYSCO Supplier Detail Form

Schedule 4     Proprietary Products List

Schedule 5     Customer Representations

Schedule 6     Customer Incentive Programs

                                   SCHEDULE 1
                                       TO
                          MASTER DISTRIBUTION AGREEMENT



            Operating Companies and Participating Customer Locations
                              as of Contract Date

RED ROBIN LOCATIONS HISTORY

                              Highlighted are Franchise restaurants
                         ----------------------------------------------------------------------------------------------------------
SYSCO Albuquerque        Rest Name            Address                  City          ST  ZIP     Phone          FAX         OWNER
601 Comanche NE          ----------------------------------------------------------------------------------------------------------
Albuquerque NM 97107     222  Cottonwood M    10009 Coors Blvd         Albuquerque   NM 87114                             Mach Robin
(806)###-##-####         ----------------------------------------------------------------------------------------------------------
President: Keith Miller

                         ----------------------------------------------------------------------------------------------------------
SYSCO Arizona            Rest Name            Address                   City         ST  ZIP       Phone          FAX       OWNER
611 South 80th Avenue    ----------------------------------------------------------------------------------------------------------
Phoenix AZ 85043         115 Pima/Shea        8970 East Shea Blvd       Scottsdale   AZ 85260   602-661-7114  602-602-7466 Company
(802)936-9920            ----------------------------------------------------------------------------------------------------------
President: Michael       148 Sahara           2575 S Decatur Blvd       Las Vegas    NV 89102   702-364-1858  702-367-1941 Company
           Dickson      -----------------------------------------------------------------------------------------------------------
                         152 Sunset Galleria  1300 W Sunset Rd # 2545   Henderson    NV 89014   702-547-1777  702-547-2253 Company
                        -----------------------------------------------------------------------------------------------------------
                         301 Tucson           4500 N Oracle Road        Tucson       AZ 85705   520-292-0888  520-888-8502 Tucson
                                                                                                                           Robinson,
                                                                                                                           Inc.
                        -----------------------------------------------------------------------------------------------------------
                         302 Glendale         3850 W Bell Road          Glendale     AZ 85300   602-978-3826  602-978-3857  BBIG,
                                                                                                                            Inc.
                        -----------------------------------------------------------------------------------------------------------
                         303 Tempe            1375 W Elliot             Tempe        AZ 85284   602-940-9900  602-940-9275 Tucson
                                                                                                                           Robinson,
                                                                                                                           Inc.
                        -----------------------------------------------------------------------------------------------------------
                         304 Mesa             1355 W Southern           Mesa         AZ 85210   602-890-0652  602-890-9118  BBIG,
                                                                                                                            Inc.
                        -----------------------------------------------------------------------------------------------------------
                         305 Lake             70 Swanson Blvd           Lake         AZ 86403   520-855-5555  520-555-5455 Arizona
                                                                        City                                              Food Line,
                                                                                                                           Inc.
                        -----------------------------------------------------------------------------------------------------------
                         400 Las Vegas        151 N.      Blvd          Las Vegas    NV 89110   702-453-8611  702-453-7811 Company
                         ----------------------------------------------------------------------------------------------------------

                         ----------------------------------------------------------------------------------------------------------
SYSCO Central            Rest Name            Address                   City         ST  ZIP       Phone          FAX       OWNER
Pennsylvania             ----------------------------------------------------------------------------------------------------------
Corey Road               103 Fairlakes        13056 Fair Lakes Shop Ctr Fairfax      VA 22033   703-502-0334  703-502-8934 Company
Union Square Industrial  ----------------------------------------------------------------------------------------------------------
Park                     105 Oxford Valley    610 Middletown Blvd       Langhome     PA 19047   215-752-1000  215-752-1047 Company
Harrisburg, PA 17109    -----------------------------------------------------------------------------------------------------------
(717)                    11  Potomac Mills    14090 Worth Avenue        Woodridge    VA 22192   703-492-6900  703-492-6116 Company
President: Thomas       -----------------------------------------------------------------------------------------------------------
           Russell       144 Owings Mills     4 Restaurant Park Drive   Owings Mills MD 21117   443-394-0999  443-394-5710 Company
                        -----------------------------------------------------------------------------------------------------------
                         153 Glen Allen       10057 Brook Rd            Glen Allen   VA 23059   804-261-2222  804-261-2491 Company
                        -----------------------------------------------------------------------------------------------------------
                         157 Charlottesville  1533 Rio Rd East          Charlottes-  NC 22901   804-965-9523  804-965-1574 Company
                                                                        ville
                        -----------------------------------------------------------------------------------------------------------
                         325 Allentown        4255 A Broadway           Allentown    PA 18104   610-366-1776  610-633-9667 Lehigh
                                                                                                                           Valley
                                                                                                                          Restaurant
                                                                                                                            Group
                        ------------------------------------------------------------------------------------------------------------
                         326 North Hampton    3715 Easton-Nazareth Hwy  Easton       PA 18045   610-515-1111  610-515-1812 Lehigh
                                                                                                                           Valley
                                                                                                                          Restaurant
                                                                                                                            Group
                        ------------------------------------------------------------------------------------------------------------
                         327 Hershey          621 Park Ave              Hershey      PA 17033   717-520-1776  717-520-1777 Lehigh
                                                                                                                           Valley
                                                                                                                          Restaurant
                                                                                                                            Group
                        ------------------------------------------------------------------------------------------------------------
                         328 Exton            600 W Uwchian Ave         Exton        PA 19341   610-363-5995  610-363-1073 Lehigh
                                                                                                                           Valley
                                                                                                                          Restaurant
                                                                                                                            Group
                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------
SYSCO Chicago            Rest Name            Address                   City         ST  ZIP       Phone          FAX       OWNER
260 Wieboldt Drive      ------------------------------------------------------------------------------------------------------------
Des Plaines, IL          120 Schaumburg       120 K Woodfield Mall      Schaumburg   IL 60173   847-517-4476                 Mach
60016-3192                                                                                                                Robin LLC
(847)899-5400           ------------------------------------------------------------------------------------------------------------
President: Chuck Staes

                        ------------------------------------------------------------------------------------------------------------
SYSCO Cincinnati         Rest Name            Address                   City         ST  ZIP       Phone          FAX       OWNER
10610 Evandale Drive    ------------------------------------------------------------------------------------------------------------
Cincinnati, OH 45241     430 Crosswoods       7520 Highcross Blvd       Columbus     OH 43235   614-430-0100  614-430-0277 Midwest
(613)683-6300                                                                                                             Robin, LLC
President: Joseph       ------------------------------------------------------------------------------------------------------------
           Calabrese     431 Easton Market    3977 Morse Crossing       Easton       OH 43219   614-475-5200  614-475-6159 Midwest
                                                                                                                          Robin, LLC
                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------
SYSCO Cleveland          Rest Name            Address                   City         ST  ZIP       Phone          FAX       OWNER
22801 Aurora Road       ------------------------------------------------------------------------------------------------------------
Bedford Heights,         104 Lecamessler      4949 Great Northern Blvd  North        OH 44070   216-734-6070  206-734-6579 Lecamess-
OH, 44146                                                               Olmstead                                           ler, LLC
(216)587-0200           ------------------------------------------------------------------------------------------------------------
President: Richard Rose  601 Lecamessler      6522 Strip Avenue         Canton       OH 44720   330-305-1080  330-305-1781 Lecamess-
                                                                                                                           ler, LLC
                        ------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------------------
SYSCO Dallas             Rest Name            Address                   City         ST  ZIP       Phone          FAX       NOTES
14330 Gillis Road       ------------------------------------------------------------------------------------------------------------
Dallas, TX 75244         114 Grapevine        1701 William D. Tate Ave  Grapevine    TX 76051   817-481-6335  817-251-1524 2RT5/3/99
(972)233-0700           ------------------------------------------------------------------------------------------------------------
President: Ivan Moore

                         -----------------------------------------------------------------------------------------------------------
SYSCO Houston            Rest Name         Address                City          ST    Zip   Phone            FAX          OWNER
635 Portwall Street      -----------------------------------------------------------------------------------------------------------
Houston, TX 77220             Mary E       7620 Katy Freeway      Houston       TX   77024                               2RT,LC
(713) 672-8080           -----------------------------------------------------------------------------------------------------------
President: Larry
           Pulliam

                         -----------------------------------------------------------------------------------------------------------
SYSCO Idaho              Rest Name         Address                City          ST    Zip   Phone            FAX          OWNER
6710 Pan Am Avenue       -----------------------------------------------------------------------------------------------------------
Bolso, ID 83705          202  Park Center  211 W Parkcenter Blvd  Boise         ID   83705  208-344-7472 208-344-9687  Mach Robin
(208)                    -----------------------------------------------------------------------------------------------------------
President: Tom           220  Westpark     267 N Milwaukee        Boise         ID   83704  208-323-0023 208-323-1367  Mach Robin
           Morgan        -----------------------------------------------------------------------------------------------------------
                         221  Nampa        2222 Cassla Rd         Nampa         ID   83686  208-463-0289 208-463-0289  Mach Robin
                         -----------------------------------------------------------------------------------------------------------


                         -----------------------------------------------------------------------------------------------------------
SYSCO Indianapolis       Rest Name         Address                City          ST    Zip   Phone            FAX          OWNER
4000 W 62nd St           -----------------------------------------------------------------------------------------------------------
Indianapolis IN 46268    352  Glenbrook    4201 Cold Water Creek  Ft. Wayne     IN   46805  219-484-9888 219-373-2886  Company
(801) 972-5484                Square
President: Walter        -----------------------------------------------------------------------------------------------------------
           Mills         353  Glenbrook    6020 E 82nd St         Indianapolis  IN   46250  317-579-1800 317-579-0664  Company
                              Square
                         -----------------------------------------------------------------------------------------------------------


                         -----------------------------------------------------------------------------------------------------------
SYSCO Intermountain      Rest Name         Address                City          ST    Zip   Phone            FAX          OWNER
1669 South Industrial    -----------------------------------------------------------------------------------------------------------
Road                     410  Murray       316 E Winchester Blvd  Murray        UT   84107  801-266-9410 801-265-5843  Rockin' Robin
Salt Lake City, UT 84104 -----------------------------------------------------------------------------------------------------------
(801) 972-5484           412  Layton       1562 N Woodland Park   Layton        UT   84011  801-644-7989 801-265-8843  Rockin' Robin
President: Thomas             Hills        Dr
           Kesteloot     -----------------------------------------------------------------------------------------------------------
                         414  West Valley  3601 S 2700 West #B152 West Valley   UT   84119  801-964-2354 801-964-2392  Rockin' Robin
                         -----------------------------------------------------------------------------------------------------------
                         416  Provo        1200 Town Ctr Blvd,    Provo         UT   84801  801-652-8093 801-852-8096  Rockin' Robin
                                           #1100
                         -----------------------------------------------------------------------------------------------------------


                         -----------------------------------------------------------------------------------------------------------
SYSCO/Konings            Rest Name         Address                City          ST    Zip   Phone            FAX          OWNER
1346 Kingsway Avenue     -----------------------------------------------------------------------------------------------------------
Port Coquitlam, BC       270  Red Robin    9628 Cameron Street    Burnby, BC    CAN V3J 1M2 604-421-7266 604-421-7255  Burnsby
(604) 944-4410                Restaurants
President: Hans               of Canada
           Konings       -----------------------------------------------------------------------------------------------------------
                         272  Red Robin    801 Marine Drive       N. Vancouver, CAN V7R 3K6 604-984-4464 604-985-4947  Capilano
                              Restaurants                         BC
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         273  Red Robin    752 Thurlow Street     Vancouver, BC CAN V6E 1A3 604-662-8288 604-662-6279  Carlyle
                              Restaurants  #200
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         274  Red Robin    4211 106th Street      Edmonton, AB  CAN T8J 0L7 780-438-2473 780-438-8804  Whitemud
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         275  Red Robin    4640 Kingsway #112     Burnby, BC    CAN V5H 2B9 604-439-7696 604-439-7674  Metrotown
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         276  Red Robin    800 Tomie Street       Victoria, BC  CAN V8X 3W4 260-366-4440 250-388-5987  Victoria
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         277  Red Robin    9727 Macleod Trail SW  Calgary, AB   CAN T2J 0P6 403-259-3916 403-259-3988  Mac Leod
                              Restaurants                                                                              Trail
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         278  Red Robin    10010 171st Street     W. Edmonton,  CAN T5S 1B5 780-484-6735 780-483-0904  West
                              Restaurants                         AB                                                   Edmonton
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         279  Red Robin    3000 Lougheed Highway  Coquitlam, BC CAN V3B 1C5 604-491-6650 604-941-6662  Coquitlam
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         280  Red Robin    11215 104th Avenue     Edmonton, AB  CAN T5K 2S1 780-424-9363 780-424-9450  Longstreet
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         281  Red Robin    1110 Memoral Drive NW  Calgary, AB   CAN T2N 3E3 403-283-9600 403-283-9678  Kensington
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         283  Red Robin    1001 W Broadway        Vancouver, BC CAN V8H 4B1 604-733-6494 604-733-6499  Broadway
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         284  Red Robin    6141 200th Street      Langley, BC   CAN V2Y 1A2 604-530-4484 604-530-4499  Langley
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         285  Red Robin    1920 Cooper Road       Kelowna, BC   CAN V1Y 8K5 250-762-9700 250-762-9715  Kelowna
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         286  Red Robin    22701 Lougheed         Maple Ridge,  CAN V2X 8K2 604-467-6266 604-467-6680  Maple Ridge
                              Restaurants  Highway                BC
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         287  Red Robin    33011 South Free Way   Abbortsford,  CAN V2S 2A6 604-853-8185 604-853-2029  Abbortsford
                              Restaurants                         BC
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         288  Red Robin    10237 152nd Street     Surrey, BC    CAN V3R 4G8 604-930-2416 604-930-2402  Guildford
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         289  Red Robin    8007 488 King George   Surrey, BC    CAN V3W 0H9 604-594-6637 604-594-6854  Newton
                              Restaurants  Hwy
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         290  Red Robin    4970 137th Ave         Edmonton, AB  CAN T5Y 2V4 780-614-0800 780-472-8008  Clareview
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         291  Red Robin    101 1600 15th Ave      Prince George,CAN V2L 3X3 250-614-0800 250-614-0084  Parkwood
                              Restaurants                         BC
                              of Canada
                         -----------------------------------------------------------------------------------------------------------
                         292  Red Robin    3575 20th Ave NE       Calgary, AB   CAN T1Y 6R3 403-293-4047 403-293-7030  Sunridge
                              Restaurants
                              of Canada
                         -----------------------------------------------------------------------------------------------------------



                         -----------------------------------------------------------------------------------------------------------
SYSCO Los Angeles        Rest Name         Address                City          ST    Zip   Phone            FAX          OWNER
20701 E. Currier Road    -----------------------------------------------------------------------------------------------------------
Walnut, CA 91789          21  Santa Ana    1307 W. Sunflower      Santa Ana     CA   92704  714-432-1111 714-732-0141  Company
(909) 695-?595           -----------------------------------------------------------------------------------------------------------
President: Bruce          24  Galleria     1615 Hawthorne Blvd    Redondo Beach CA   90278  310-642-2488 310-214-2987  Company
           Schwartz      -----------------------------------------------------------------------------------------------------------
                          33  Carritos     360 Carritos           Los Cerritos  CA   90701  310-402-7333 310-402-7977  Company
                         -----------------------------------------------------------------------------------------------------------
                          46  Orange       2199 North Orange Mall Orange        CA   92665  714-974-9888 714-974-3719  Company
                         -----------------------------------------------------------------------------------------------------------
                          46  San Dimas    565 W. Arrow Highway   San Dimas     CA   91773  909-592-7009 909-592-1668  Company
                         -----------------------------------------------------------------------------------------------------------
                          47  Brea         1080 Brea Mall         Brea          CA   92621  714-529-6766 714-529-6574  Company
                         -----------------------------------------------------------------------------------------------------------
                          63  Tustin       3015 E Camino Rea      Tustin        CA   92680  714-544-2060 714-544-3125  Company
                         -----------------------------------------------------------------------------------------------------------
                          68  La Habra     1631 W, Imperial Hwy   La Habra      CA   90633  310-694-1685 310-697-6029  Company
                         -----------------------------------------------------------------------------------------------------------
                          68  Stanton      12697 Beach Blvd       Stanton       CA   90680  714-373-1767 714-890-1767  Company
                         -----------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------------------
L.A. Cont.                 71  Victorville  12409 Mariposa        Victorville  CA   92393  619-955-6555 619-955-6560  Company
                          ----------------------------------------------------------------------------------------------------------
                           89  Corona       419 McKinley Street   Corona       CA   91719  909-737-1130 909-737-7715  Company
                          ----------------------------------------------------------------------------------------------------------
                          146  Garden Grove 12007 Harbor Blv      Corona       CA   91719  909-737-1130 909-737-7715  Company
                          ----------------------------------------------------------------------------------------------------------
                          160  West Covina  428 Plaza Dr          West Covina  CA   91790  626-814-3318 626-814-3369  Company
                          ----------------------------------------------------------------------------------------------------------
                          235  Calabasas    24005 Calabasas Rd    Calabasas    CA   91302  818-223-8112 818-223-6511  Top Robin
                                                                                                                      Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          236  Santa        3825 State Street     Santa        CA   93105  805-687-4000 805-682-4586  Top Robin
                               Barbara                            Barbara                                             Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          238  Topanga      6600 Topanga Cyn      Canoga Park  CA   91303  818-883-1060 818-883-0054  Top Robin
                                            #49H                                                                      Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          241  Palmdale     1233 West Ave, P,     Palmdale     CA   93551  805-274-1773 805-274-2073  Top Robin
                                            #301                                                                      Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          242  Glendale     1187 Glendale         Glendale     CA   91210  818-551-0191 818-551-0195  Top Robin
                                            Galleria                                                                  Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          246  Valencia     24204 Valencia Blvd,  Valencia     CA   91355  805-260-2411 805-260-2414  Top Robin
                                            #1351                                                                     Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          420  La Mirada    14299 Firestone Blvd  La Mirada    CA   90638  714-739-8500 714-523-9886  La Mirada
                                                                                                                      Restaurant
                                                                                                                      Group
                          ----------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------------------
Miesel-SYSCO              Rest Name         Address               City         ST   ZIP    Phone        FAX           OWNER
41600 Van Born Road       ----------------------------------------------------------------------------------------------------------
Canton, MI 48188          376  Novi Town    43250 Crescent Blvd   Novi         MI   48375  810-349-3220 810-349-2912  Red Robin
(313) 397-7990                 Center                                                                                 of Michigan
President: Michael Green  ----------------------------------------------------------------------------------------------------------
                          377  Westland     36350 West Warme      Westland     MI   48185  313-421-4081 313-421-4274  Red Robin
                                            Avenue                                                                    of Michigan
                          ----------------------------------------------------------------------------------------------------------
                          378  Southgate    15777 Eureka Road     Southgate    MI   4895   734-285-0009 734-285-3777  Red Robin
                                                                                                                      of Michigan
                          ----------------------------------------------------------------------------------------------------------
                          379  Madison      31805 John R          Madison      MI   48071  248-577-5870 248-577-5873  Red Robin
                               Heights                            Heights                                             of Michigan
                          ----------------------------------------------------------------------------------------------------------
                          380  Roseville    32051 Gratlot         Roseville    MI   48066  810-285-9993 810-285-9996  Red Robin
                                                                                                                      of Michigan
                          ----------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------------------
SYSCO Minnesota           Rest Name         Address               City         ST   ZIP    Phone        FAX           OWNER
2400 County Rd J          ----------------------------------------------------------------------------------------------------------
St. Paul, MN 55112        620  Eagan        1230 Town Centre Dr   Eagan        MN   55122                             Le Carnassier
(612)785-9000             ----------------------------------------------------------------------------------------------------------
President: Phil Selpp     631  Apple Valley 15560 Cedar Ave       Apple Valley MN   55124  952-997-6250 952-431-3479  Le Carnassier
                          ----------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------------------
SYSCO Modesto             Rest Name         Address               City         ST   ZIP    Phone        FAX           OWNER
136 South Mariposa Road   ----------------------------------------------------------------------------------------------------------
Modesto, CA 95354          70  Redding      1045 Dana Drive       Redding      CA   96003  916-222-5999 916-222-8161  Company
(203) 627-7700            ----------------------------------------------------------------------------------------------------------
President: John Torza      78  Yuba City    1200 Colusa Ave       Yuba City    CA   95991  916-751-1012 916-751-1121  Company
                          ----------------------------------------------------------------------------------------------------------
                           82  Folsum       1011 Riley Street     Folsum       CA   95630  916-983-1773 916-983-1373  Company
                          ----------------------------------------------------------------------------------------------------------
                           90  Citrus       7990 Greenback Lane,  Citrus       CA   95610  916-726-7792 916-726-7770  Company
                               Heights      Unit J                Heights
                          ----------------------------------------------------------------------------------------------------------
                          354  Solano Mall  1350 Travis Blvd.,    Fairfield    CA   94533  707-429-4525               Company
                                            Suite 1532-A
                          ----------------------------------------------------------------------------------------------------------
                          191  New Park     1031 New Park Mall    Newark       CA   94580  510-791-2644 510-791-3388  Western
                               Mall                                                                                   Franchise
                                                                                                                      Development
                          ----------------------------------------------------------------------------------------------------------
                          192  Sun Valley   404-A Sun Vally       Concord      CA   94520  510-571-9315 510-571-0789  Western
                               Mall         Mall                                                                      Franchise
                                                                                                                      Development
                          ----------------------------------------------------------------------------------------------------------
                          193  San Bruno    1274 El Camino Real   San Bruno    CA   94066  415-588-4500 415-588-4984  Western
                                                                                                                      Franchise
                                                                                                                      Development
                          ----------------------------------------------------------------------------------------------------------
                          194  Eastridge    398 Eastridge Mall    San Jose     CA   95122  408-223-1000 408-223-1013  Western
                                            A-10                                                                      Franchise
                                                                                                                      Development
                          ----------------------------------------------------------------------------------------------------------
                          195  Pleasanton   4503 Rosewood Drive   Pleasanton   CA   94588  925-225-1755 925-224-8033  Western
                                                                                                                      Franchise
                                                                                                                      Development
                          ----------------------------------------------------------------------------------------------------------
                          196  San Mateo    2204 Bridgepointe     San Mateo    CA   94402  650-571-5500 650-570-2854  Western
                                            Pkwy                                                                      Franchise
                                                                                                                      Development
                          ----------------------------------------------------------------------------------------------------------
                          237  Coalinga     Interstate 5 & 198    Coalinga     CA   93210  209-935-2096 209-935-5156  Top Robin
                                                                                                                      Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          239  Clovis       950 Shaw Ave          Clovis       CA   93612  559-299-4500 559-299-3487  Top Robin
                                                                                                                      Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          240  Manchester   1901 E. Shields #110  Fresno       CA   92736  209-222-4500 209-222-4833  Top Robin
                               Central                                                                                Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          244  Bakersfield  2701 Ming Ave #Q15    Bakersfield  CA   93304  805-398-9794 805-398-3136  Top Robin
                                                                                                                      Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          245  Visalia      2015 S. Mooney Blvd   Visalia      CA   93277  209-740-4060 209-740-4067  Top Robin
                                            #505                                                                      Ventures, Inc.
                          ----------------------------------------------------------------------------------------------------------
                          401  Reno         4000 Kletzke Lane     Reno         NV   89502  702-825-7246 702-825-8827  Mach Robin
                          ----------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------------------
SYSCO Montana             Rest Name         Address               City         ST   ZIP    Phone        FAX           OWNER
1509 Monad Road           ----------------------------------------------------------------------------------------------------------
Billings, MT 59101        232  Billings     1603 Grand Ave #1     Billings     MT   59102  405-248-7778 405-245-6625  JMJ Management
(406) 247-1100                                                                                                        Corp.
President: Patrick Burton ----------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------------------
Nobel/SYSCO Denver        Rest Name         Address               City         ST   ZIP    Phone        FAX           OWNER
1101 West 48th Avenue     ----------------------------------------------------------------------------------------------------------
Denver, CO 80217          015  Broadmoor    2230 Southgate Rd     Colorado     CO   80906  719-447-8810 719-447-8611  Company
(303) 458-4000                                                    Springs
President: Chris DeWitt   ----------------------------------------------------------------------------------------------------------
                          020  Flatirons    1 West Flatirons      Broomfield   CO   80021  303-464-0451 303-464-1347  Company
                                            Circle
                          ----------------------------------------------------------------------------------------------------------
                          203  Lakewood     3333 S Wadsworth #8   Lakewood     CO   80227  303-989-8448 303-980-8094  Company
                          ----------------------------------------------------------------------------------------------------------
                          204  Arvada       7460 W. 52nd Ave      Arvada       CO   80002  303-431-6330 303-431-6544  Company
                          ----------------------------------------------------------------------------------------------------------
                          205  Citadel      3680 Citadel Drive N. Colorado     CO   80919  303-597-2473 303-597-2773  Company
                                                                  Springs
                          ----------------------------------------------------------------------------------------------------------
                          206  Arapahoe     8585 E. Arapahoe Road Englewood    CO   80111  303-771-3350 303-771-2117  Company
                          ----------------------------------------------------------------------------------------------------------
                          207  Chapel Hills 1410 Jamboree Drive   Colorado     CO   80919  303-598-2473 303-598-2156  Company
                                                                  Springs
                          ----------------------------------------------------------------------------------------------------------
                          208  Havana       1491 South Havana     Aurora       CO   80012  303-671-7055 303-671-8331  Company
                          ----------------------------------------------------------------------------------------------------------


                     Rest Name                Address                City         ST  ZIP      Phone        Fax         OWNER
Denver Con't         209  Fort Collins        701 E Harmony Road     Fort Collins CO  60252 303-223-0111  303-223-4755 Company
                     ---------------------------------------------------------------------------------------------------------------
                     210  Highlands           7700 West Long Drive   Littleton    CO  80123 303-904-2055  303-470-6863 Company
                     ---------------------------------------------------------------------------------------------------------------
                     211  Bowles              63 West Centennial     Highlands    CO  80126 303-904-2055  303-904-2897 Company
                                              Blvd                   Ranch
                     ---------------------------------------------------------------------------------------------------------------
                     212  Park Meadows        8355 So. Park Meadows  Littleton    CO  80124 303-889-9600  303-843-6200 Company
                                              Drive
                     ---------------------------------------------------------------------------------------------------------------
                     213  Boulder             2580 Arapahoe Ave      Boulder      CO  80302 303-442-0320  303-442-2591 Company
                     ---------------------------------------------------------------------------------------------------------------

                     ---------------------------------------------------------------------------------------------------------------
SYSCO Portland       Rest Name                Address                City         ST   ZIP     Phone        Fax         OWNER
PO Box 527           ---------------------------------------------------------------------------------------------------------------
Wilsonville OR 97070  11  University          Furthman Ave East      Seattle      WA  98102 206-323-0918  206-325-8208 Company
(503) 682-8700       ---------------------------------------------------------------------------------------------------------------
President             12  Northgate           138 Northgate Plaza    Seattle      WA  98125 206-365-0933  206-361-9513 Company
Mike McLoughlin      ---------------------------------------------------------------------------------------------------------------
                      17  Aldenwood           18410 33rd Ace         Lynwood      WA  98036 206-771-6492  206-775-0366 Company
                     ---------------------------------------------------------------------------------------------------------------
                      19  Redman/Overlake     2390 148th Ave NE      Redmond      WA  98052 206-641-3810  206-643-3726 Company
                     ---------------------------------------------------------------------------------------------------------------
                      41  Beaverton           4105 SW 117th Ste F    Beaverton    OR  97005 503-641-3784  503-628-1899 Company
                     ---------------------------------------------------------------------------------------------------------------
                      43  Cleokemas           12530 SE 93rd St       Clekamas     OR  97015 503-659-1048  503-659-0994 Company
                     ---------------------------------------------------------------------------------------------------------------
                      44  Everett             1305 SE Everett Mall   Everett      WA  98208 206-355-7330  206-355-5899 Company
                                              Way
                     ---------------------------------------------------------------------------------------------------------------
                      51  Salem               3760 Center St NE      Salem        OR  97301 503-362-9666  503-581-5009 Company
                     ---------------------------------------------------------------------------------------------------------------
                      56  Eugene              1221 Executive Parkway Eugene       OR  97401 541-484-9588  541-484-9587 Company
                     ---------------------------------------------------------------------------------------------------------------
                      72  Spokane             9904 N Newport Hwy     Spokane      WA  99216 509-467-3382  506-467-3428 Company
                     ---------------------------------------------------------------------------------------------------------------
                      81  Hillsboro           2405 SE Tualatin       Hillsboro    OR  97123 503-548-1515  503-681-0349 Company
                     ---------------------------------------------------------------------------------------------------------------
                      83  Bellevue            11021 NE 8th Street    Bellevue     WA  98004 206-453-9522  206-453-9820 Company
                     ---------------------------------------------------------------------------------------------------------------
                      87  Tanasbourne         2660 NW 185th Ave      Hillsboro    OR  97124 503-690-9061               Company
                     ---------------------------------------------------------------------------------------------------------------
                      92  Lloyd Center        1139 NE Grand Avenue   Portland     OR  97232 503-231-9223  503-231-9254 Company
                     ---------------------------------------------------------------------------------------------------------------
                     100  Pier 55             1101 Alaska Way        Seattle      WA  98101 206-623-1942  206-457-7964 Company
                     ---------------------------------------------------------------------------------------------------------------
                     108  Issaquah            1065 Lake Drive        Issaquah     WA  96027 206-313-0950               Company
                     ---------------------------------------------------------------------------------------------------------------
                     133  Woodinville         18029 178th Place      Woodinville  WA  98072 425-488-6300  425-481-6022 Company
                     ---------------------------------------------------------------------------------------------------------------
                     134  Redmond TC          7597 170th Ave NE      Redmond      WA  98052 425-895-1870  425-376-0666 Company
                     ---------------------------------------------------------------------------------------------------------------
                     135  Spokane Valley      14736 E. Indiana Ave.  Spokane      WA  99220 509-921-1634  509-921-1695 Company
                     ---------------------------------------------------------------------------------------------------------------
                     142  Willsonville        8403  Main Street      Willsonville OR  97070 503-682-0175  509-882-3495 Company
                     ---------------------------------------------------------------------------------------------------------------
                     147  Factoria            3909 Factoria Blvd SE  Bellevue     WA  98008 425-641-3989  425-641-3985 Company
                     ---------------------------------------------------------------------------------------------------------------
                     151  Spokane             725 W. Main            Spokane      WA  99201 509-838-6260  509-838-5125 Company
                     ---------------------------------------------------------------------------------------------------------------
                     161  South Sound         3901 S. Steele St.     Tacoma       WA  96188 208-473-7447  206-473-8053 South Sound
                          Red Robin, Inc.                                                                              Red Robin,
                                                                                                                       Inc
                     ---------------------------------------------------------------------------------------------------------------
                     162  South Sound         8311 NE Vancouver      Vancouver    WA  98882 208-892-1121  208-473-8150 South Sound
                          Red Robin, Inc.     Main Rd                                                                  Red Robin,
                                                                                                                       Inc
                     ---------------------------------------------------------------------------------------------------------------
                     163  South Sound         2233 S 320th Street    Fed Way      WA  98003 206-698-6848  208-898-4170 South Sound
                          Red Robin, Inc.                                                                              Red Robin,
                                                                                                                       Inc
                     ---------------------------------------------------------------------------------------------------------------
                     164  South Sound         1045 Silverdale Way,   Silverdale   WA  98363 206-698-4822  206-898-4170 South Sound
                          Red Robin, Inc.     NW                                                                       Red Robin,
                                                                                                                       Inc
                     ---------------------------------------------------------------------------------------------------------------
                     165  South Sound         600 Cooper Point Rd NW Olympia      WA  98502 208-754-9820  208-754-9581 South Sound
                          Red Robin, Inc.                                                                              Red Robin,
                                                                                                                       Inc
                     ---------------------------------------------------------------------------------------------------------------
                     166  South Sound         28207 104th Ave SE     Kerit        WA  98031 208-850-8101  208-850-7360 South Sound
                          Red Robin, Inc.                                                                              Red Robin,
                                                                                                                       Inc
                     ---------------------------------------------------------------------------------------------------------------
                     167  South Sound         3609 9th Street        Puyallup     WA  98371                            South Sound
                          Red Robin, Inc.                                                                              Red Robin,
                                                                                                                       Inc
                     ---------------------------------------------------------------------------------------------------------------
                     168  South Sound         22705 Martine Drive    Des Molner   WA  98198                            South Sound
                          Red Robin, Inc.                                                                              Red Robin,
                                                                                                                       Inc
                     ---------------------------------------------------------------------------------------------------------------
                     170  Zanner Hubert, Inc. 100 West Telegraphy    Bellingham   WA  98228 20-734-9991   206-734-9998 Zanner
                                                                                                                       Hubert, Inc.
                     ---------------------------------------------------------------------------------------------------------------
                     171  Zanner Hubert, Inc. 1075 Burtington        Burtington   WA  98233 206-757-8548               Zanner
                                                                                                                       Hubert, Inc.
                     ---------------------------------------------------------------------------------------------------------------
                     200  South Sound         17300 Southcenter Pkwy Tukwiler     WA  98188 208875-8382   208-575-1257 South Sound
                          Red Robin, Inc.                                                                              Red Robin,
                                                                                                                       Inc.
                     ---------------------------------------------------------------------------------------------------------------
                     201  Richard             924 George Washington  Richland     WA  99352 509-943-8484  509-943-0507 Company
                                              Bl
                     ---------------------------------------------------------------------------------------------------------------
                     230  Yakims              2706 Nob Hill Road     Yakima       WA  98902 208-575-1575  509-575-0993 Company
                     ---------------------------------------------------------------------------------------------------------------
                     231  Kennewick           1021 N. Columbia Ctr   Kannewick    WA  99336 209-736-6008               Company
                                              Blvd
                     ---------------------------------------------------------------------------------------------------------------
                     233  Stoupard            ????                   Ellensburg   WA  98925 509-925-9898  509-925-1357 Stougard
                          Safari Burgers, Inc.                                                                         Safari
                                                                                                                       Burgers, Inc.
                     ---------------------------------------------------------------------------------------------------------------
                     250  Gourmet Ventures    3401 Penland Parkway   Anchorage    AK  99508 907-925-7788  907-276-4057 Gourmet
                                                                                                                       Ventures
                     ---------------------------------------------------------------------------------------------------------------
                     251  Gourmet Ventures    401 E Diamond Bld      Anchorage    AK  99515 907-822-4321  907-522-4324 Gourmet
                                                                                                                       Ventures
                     ---------------------------------------------------------------------------------------------------------------
                     181  Medford             49 Medfordtown         Medford      OR  97604 541-772-7777  541-779-4547 TBA
                     ---------------------------------------------------------------------------------------------------------------
                     282  Midtown             4140 B Street          Arohotage    AK  99515 907-563-1616  907-563-1616 Gourmet
                                                                                                                       Ventures
                     ---------------------------------------------------------------------------------------------------------------
                     Rest Name                Address                City         ST  ZIP   Phone         FAX          OWNER
                     ---------------------------------------------------------------------------------------------------------------
                     701  Memphis             5848 Winchester Rd     Memphis      TN  38118 901-365-2151  901-385-2191 Exquizite
                                                                                                                       Dining
                     ---------------------------------------------------------------------------------------------------------------

                            ---------------------------------------------------------------------------------------------------
SYSCO San Diego              Rest   Name            Address                        City        ST      ZIP     PHONE
                            ---------------------------------------------------------------------------------------------------
12180 Kirkham Road           31     Encinitas       294 North El Camino Real    Encinitas      CA     92024    619-436-4488
                            ---------------------------------------------------------------------------------------------------
POWAY, CA 92064              33     Escondido       200 East Via Rancho Pky     Escondido      CA     92025    619-747-7112
                            ---------------------------------------------------------------------------------------------------
                             66     Del Mar         12865 El Camino Real        San Diego      CA     92130    619-793-0445
                            ---------------------------------------------------------------------------------------------------
President: Rich Friedlen     85     Moreno Valley   12625 Freederick #M         Moreno Valley  CA     92553    909-853-7975
                            ---------------------------------------------------------------------------------------------------
                             158    Promenade Mall  40820 Winchester Rd #1070   Temecula       CA     92591    909-296-1667
                            ---------------------------------------------------------------------------------------------------
                             243    La Quinta       78-722 Highway 11           La Quinta      CA     92253    619-777-1111
                            ---------------------------------------------------------------------------------------------------

                            -----------------------------------------------------------
SYSCO San Diego                  FAX                      OWNER
                            -----------------------------------------------------------
12180 Kirkham Road           619-436-5714                Company
                            -----------------------------------------------------------
POWAY, CA 92064              619-747-0132                Company
                            -----------------------------------------------------------
                             619-793-7779                Company
                            -----------------------------------------------------------
President Rich Friedlen      909-653-6401                Company
                            -----------------------------------------------------------
                             909-296-1669                Company
                            -----------------------------------------------------------
                             619-564-1554                Top-Robin
                            -----------------------------------------------------------

                            ---------------------------------------------------------------------------------------------------
SYSCO St. Louis              Rest   Name                   Address                         City            ST       ZIP
                            ---------------------------------------------------------------------------------------------------
     Mueller Rd              615    Chesterfield Common    7308 Chesterfield Airport Rd    Chesterfield    MO      63005
                            ---------------------------------------------------------------------------------------------------
St. Charles MO 63301-6042
President Jerry Barash

                            ---------------------------------------------------------------------------------------------------
SYSCO St. Louis                  Phone                 FAX                OWNER
     Mueller Rd             ---------------------------------------------------------------------------------------------------
                                 636-532-2925                          Le Camassier
                            ---------------------------------------------------------------------------------------------------
St. Charles MO 63301-8042
President: Jerry Barash


                            ---------------------------------------------------------------------------------------------------
SYSCO W. Coast Florida       Rest   Name               Address                City            ST       ZIP           PHONE
                            ---------------------------------------------------------------------------------------------------
PO Box 1911                  647    Bonita Springs     25101 Temimi Trail     Bonita Springs  FL      34135       941-390-9230
                            ---------------------------------------------------------------------------------------------------
Palmetto FL. 34220-1911
President: Carl Cannova

                            ---------------------------------------------------------------------------------------------------
SYSCO W. Coast Florida           FAX               NOTES
                            ---------------------------------------------------------------------------------------------------
PO Box 1911                 941-390-9233        Le Camassier
                            ---------------------------------------------------------------------------------------------------
Palmetto FL. 34220-1911
President: Carl Cannova

                                   SCHEDULE 2
                                       TO
                          MASTER DISTRIBUTION AGREEMENT

                                CUSTOMER MARGINS
     Product Category                                     Margin

1.   Healthcare                                           ***

2.   Dairy Products                                       ***
          Exception:  Cheddar Cheese                      ***
                      All other Cheeses                   ***

3.   Meats                                                ***
          Exception: Hamburger                            ***

4.   Seafood (fresh & frozen)                             ***

5.   Poultry (CVP & frozen)                               ***

6.   Frozen/Refrigerated Foods                            ***
          Exception: Fries 30# Case                       ***
                           36# Case                       ***

7.   Canned & Dry                                         ***
          Exception: Coke Products                        National Contract
                     Dr. Pepper/7-UP                      National Contract

8.   Paper & Disposables                                  ***

9.   Chemical/Janitorial (supplies & cleaning)            ***
          Exception: Ecolab                               National Contract

10.  Supplies & Equipment                                 ***

11.  Dispenser Beverage                                   ***

12.  Produce                                              ***


     The SYSCO Corporation owns several specialty meat operations and manages a line of premium meat products that does not fall within the scope of this agreement. Premium meat products will be sold at prevailing market prices.

     The SYSCO Corporation owns several specialty produce operations. Purchase of products from said produce operations is not provided for in this agreement.

                                   SCHEDULE 3
                                       TO
                          MASTER DISTRIBUTION AGREEMENT


                    Customer Negotiated Supplier Agreements

                             Details and Parameters


  The supplier's verification and authorization of details noted on the attached form, signed by both customer and supplier, will allow SYSCO to qualify and promptly implement negotiated programs between the customer and supplier. SYSCO will gladly accept a supplier written contract as authorization, asking only that the pertinent information detailed on the attached form is included. Please utilize the form as needed to clarify details not specifically addressed in a written contract.

  Please return the form along with a copy of the contract by the 10/th/ of the month prior to the effective date of monthly pricing (or 21 days before the customer's non-standard calendar effective date). After review for completeness, agreement information will be made available to the operating companies. Contracts received by SYSCO after the cut-off date that lack pertinent information as requested on the Customer Negotiated Supplier Agreement Form, and/or that are without complete SUPC information will not be implemented by SYSCO until one month later. The supplier will have sole responsibility to the customer for any discounts due during the implementation period. SYSCO operating companies will not perform retro processing procedures for agreements received after the cut off.

  This form can be e-mailed as a Word.doc for convenience in setting up and maintaining negotiated programs between the customer and supplier.

                                SYSCO CORPORATION
                   Customer Negotiated Supplier Agreement Form

--------------------------------------------------------------------------------
  Customer Name                                       Customer Contact
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Supplier Name                                       Supplier Contact
--------------------------------------------------------------------------------
  Supplier Contact Phone                              Supplier Contact Fax
--------------------------------------------------------------------------------
  Supplier Contact Email Address
--------------------------------------------------------------------------------

  Customer Eligibility Definition (Customer and Affiliates)
  Pricing will be extended only to the customer denoted above unless denoted below.
  Other affiliated customers to include ... ____________________________________

  Effective Dates (MUST use full calendar months, i.e. l-31, or customer defined fiscal calendar)

--------------------------------------------------------------------------------
  Begin Date:                                         End Date:
--------------------------------------------------------------------------------

  Agreement Definition for Customer/Supplier Negotiated Program (please check one)
  Guaranteed: FOB cost____ or Delivered cost ____ to SYSCO, or Allowance amount per case/lb____ .

  SYSCO Operating Company Inclusion
  ALL servicing this customer (YES is required for National Pricing eligibility) (YES or NO)________

  Brand Eligibility Definition

--------------------------------------------------------------------------------
  Manufacturer Brand             (YES or NO)_____
--------------------------------------------------------------------------------
  SYSCO Brand                    (YES or NO)_____     Must be verified by SYSCO
                                                      with customer prior to
                                                      implementation.
--------------------------------------------------------------------------------

  Item Inclusion and Data Definition
  For guaranteed cost programs, please define only the net customer cost to the SYSCO operating companies. This will be the base cost on which the SYSCO contracted customer margin will be applied. (If your contract is FOB, this cost plus freight will be the base cost.)

  . Please refrain from quoting a billback amount.
  . Please refrain from quoting the SYSCO list or bracket price. (Customer contract pricing should not be contingent on SYSCO operating company purchase patterns.)
  . Please refrain from calculating end-user invoice price. Margin, fee, and rounding errors may occur.

  Cost Differential Bill Back Definition
  Submit Bill Back to local broker. (YES or NO)_____ (If NO, please complete the following)


  Submit Bill Back to Supplier at...
--------------------------------------------------------------------------------
  Supplier Name
--------------------------------------------------------------------------------
  Address
--------------------------------------------------------------------------------
  City, State, Zip
--------------------------------------------------------------------------------
  Attn:
--------------------------------------------------------------------------------

  Supplier Authorization by ________________________   Date _______________
  Customer Authorization by ________________________   Date _______________

                               Item Inclusion List

--------------------------------------------------------------------------------
Customer Name                              Supplier Name

--------------------------------------------------------------------------------

Agreement Definition for Customer/Supplier Negotiated Program (please check one)

Guaranteed: FOB cost____ or Delivered cost ____ to SYSCO, or Allowance amount per case/lb ____.

------------------------------------------------------------------------------------
SUPC  Maufacturer's  Brand/Label  Pack/size  Product Description  Customer/Supplier
      Product Code                                                Negotiated Cost or
                                                                  Allowance Value
                                                                  to SYSCO before
                                                                  Mark-up/Margin/Fee
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                   SCHEDULE 4
                                       TO
                         MASTER DISTRIBUTION AGREEMENT


                    Customer Listing of Proprietary Products

SUPC                              Pack/Size                         Description

                                   SCHEDULE 5
                                       TO
                         MASTER DISTRIBUTION AGREEMENT


                            Customer Representations

        This document was prepared and based on the following Customer representations. SYSCO reserves the right to modify the agreement in the event these parameters are not achieved.

        Average Order Size                 $3,800

        Average Sell Price per Piece       $24.24

2. Customer will purchase not less than eighty percent (80%) of Customer's purchase requirements for each category of Products.

3. Customer will pay all amounts due SYSCO within the payment terms set forth in Section 9.

                                   SCHEDULE 6
                                       TO
                          MASTER DISTRIBUTION AGREEMENT


                          Corporate Customer Allowance


Annual Meeting Allowance

        An annual meeting allowance of $150.00 per Red Robin Restaurant per year will be paid to Red Robin's Corporate Office on an annual basis in February based on all Red Robin Restaurants that SYSCO is selling at 80% and that has been operational for more than 90 days.

                      Operating Company Customer Incentive

Prompt Payment Incentive

        Each Operating Company will offer an incentive allowance based on early payment of each individual customer invoice as listed below:

        Invoices paid within 21 days                   .15%
        Invoices paid within 14 days                   .30%
        Invoices paid within 9 days                    .45%

        This incentive will be calculated from the monthly CPAS Report and the Early Pay Incentive checks will be sent to the Red Robin Corporate office for company units and to the franchise office for the franchise units.

                                 SYSCO Employee

        SYSCO will provide a full time employee at the Red Robin Corporate office in Denver to manage the Red Robin/SYSCO account.